EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 12, 2011 is entered into by and among MUELLER INDUSTRIES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as L/C Issuer (as defined in the Credit Agreement described below), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement described below) signatory hereto.  Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer and the Lenders party thereto have entered into that certain Credit Agreement dated as of March 7, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer and the Lenders that it desires to issue commercial letters of credit; and

WHEREAS, the Administrative Agent, the L/C Issuer and the Lenders are willing to amend the Credit Agreement to provide for the issuance of commercial letters of credit on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as Exhibit A attached hereto.  The Exhibits to the Credit Agreement are amended by adding a new “Exhibit H” to the end thereof in the form of Exhibit B attached hereto.

2. Effectiveness; Condition Precedent.  The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the Administrative Agent’s receipt of (a) counterparts of this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the L/C Issuer and the Required Lenders and (b) counterparts of the amendment to the Bank of America Fee Letter, duly executed by the Borrower, Bank of America and MLPFS.

3. Consent of the Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

4. Representations and Warranties.  In order to induce the Administrative Agent, the Lenders and the L/C Issuer to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, such Lenders and the L/C Issuer as follows:

(a) The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date).

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

5. Fees and Expenses.  The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent.

6. Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

12. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, each Subsidiary Guarantor, the Administrative Agent, each Lender, the L/C Issuer and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be executed as of the date first above written.

BORROWER:
MUELLER INDUSTRIES, INC.
By: /S/Kent McKee
Name: Kent McKee
Title: Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

EXTRUDED METALS, INC.
ITAWAMBA INDUSTRIAL GAS COMPANY, INC.
MUELLER BRASS CO.
MUELLER BRASS FORGING COMPANY, INC.
MUELLER COPPER TUBE COMPANY, INC.
MUELLER COPPER TUBE PRODUCTS, INC.
MUELLER EAST, INC.
MUELLER FITTINGS COMPANY, INC.
MUELLER IMPACTS COMPANY, INC.
MUELLER INDUSTRIAL REALTY CO.
MUELLER PLASTIC CORPORATION, INC.
PRECISION TUBE COMPANY, INC.
MUELLER PRESS COMPANY, INC.
MUELLER STREAMLINE CO.

By:/S/Kent A. McKee
Name: Kent A. McKee
Title: Vice President

MUELLER REFRIGERATION, LLC

By:/S/Kent A. McKee
Name: Kent A. McKee
Title: President

ADMINISTRATIVE AGENT:

BANK OF AMERICAN, N.A., as
Administrative Agent

By:/S/Michael Brashler
Name: Michael Brashler
Title: Vice President

BANK OF AMERICAN, N.A., as
as a Lender and L/C Issuer

By:/S/David L. Grenville
Name: David L. Grenville
Title: Senior Vice President

REGIONS BANK, as a Lender and Co-
Syndication Agent

By:/S/Bryan W. Ford
Name: Bryan W. Ford
Title: Senior Vice President

SUNTRUST BANK, as a Lender and Co-
Syndication Agent

By:/S/David Simpson
Name: David Simpson
Title: Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender and Co-
Documentation Agent

By:/S/Timothy Bolger
Name: Timothy Bolger
Title: Vice President

US BANK NATIONAL ASSOCIATION, as a
Lender and Co-Documentation Agent

By:/S/Patrick McGraw
Name: Patrick McGraw
Title: Vice President

FIRST TENNESSEE BANK, as a Lender

By:/S/Phillip E. Stevenson
Name: Phillip E. Stevenson
Title: Sr. Vice President

HSBC BANK USA, NA, as a Lender

By:/S/Frank M. Eassa
Name: Frank M. Eassa
Title: Assistant Vice President